Exhibit 99.1

Daseke Announces CEO Transition and New Executive Chairman

Company remains focused on leveraging its niche leadership position and executing its recently announced operational improvement initiatives designed to enhance free cash flow generation, long-term profitability and shareholder value

Addison, Texas — August 15, 2019 — Daseke, Inc. (NASDAQ: DSKE) (“Daseke” or the “Company”), the largest flatbed, specialized transportation and logistics solutions company in North America, today announced that Don Daseke will retire from his roles as Chief Executive Officer and Chairman of the Board effective immediately, but that he will continue as a member of the Board with the title, Chairman Emeritus.   Daseke’s Board of Directors has appointed Chris Easter, its Chief Operating Officer, as Interim Chief Executive Officer, effective immediately. Mr. Daseke will work with Mr. Easter in an advisory capacity to help ensure a smooth transition while the Board conducts a search for a permanent CEO.  The Company also announced that the Board of Directors has appointed Brian Bonner as Executive Chairman effective immediately.

Brian Bonner, newly appointed Executive Chairman, noted, “Don has been an inspirational force for Daseke since its inception and has led the Company with vision and integrity throughout his tenure.  We thank Don for his leadership, under which we proudly became the largest flatbed and specialized carrier in North America.  The Board has the utmost regard for Don and wholly respects his decision to pass the reins of leadership for the next phase of Daseke’s evolution. We’re pleased that his enthusiasm and business sense will remain with the Board as he continues as a director of the Company. We are all in alignment to position Daseke for future success and drive long-term value for our shareholders.”

Chris Easter, Interim Chief Executive Officer, added, “We have an industry leading specialized and flatbed platform that is truly unique in the transportation industry. I’m grateful to Don for his vision and leadership in building that platform. I am fully committed to this role as we pivot our strategy towards long-term operational excellence.  We remain hard at work executing our recently announced operational excellence program, which is focused on intelligent integration and efficiency, and is expected to deliver between $20-25 million in operating income on a go-forward basis in fiscal 2021 and beyond. Looking forward, we will continually evaluate opportunities and initiatives to improve our base operations and deliver greater value for Daseke’s shareholders.”

Don Daseke, newly named Chairman Emeritus concluded, “I am incredibly proud of what we have built over the last decade.  Daseke remains a truly unique company, with a platform designed to support future growth on both the top- and bottom-lines.  I am leaving the Company in the hands of a very strong and deep leadership team across the organization.  Investing in people has always been my guiding principle and we have invested in this team, which makes me very confident that they will help Daseke achieve its full potential.”

Chris Easter Background

Chris Easter has assumed the role of Interim Chief Executive Officer immediately and has been Daseke’s Chief Operating Officer since January of 2019.  His background includes more than 30 years of operational leadership serving in key transportation and logistics roles with the United States Army, Walmart and

Schneider National. For the past six years, he served as CEO of Keen Transport, a specialized transportation, warehouse, and logistics company focused on serving the industrial equipment market.  During more than a decade with Walmart, he was responsible for overseeing the transportation of goods from around the world. Easter graduated from the United States Military Academy at West Point; he then served with distinction in the U.S. Army, where he was a leader in heavy machinery logistics. Easter was awarded the Bronze Star during Operation Desert Storm. Believing in giving back to the industry, he serves the industry on the Board of Directors for the Specialized Carriers and Rigging Association (SC&RA).

Brian Bonner Background

Brian Bonner has assumed the role of Executive Chairman of the Board effective immediately.  Mr. Bonner has served as a member of the Board of Directors of Daseke, Inc. since February 2015. Mr. Bonner served as Vice President and Chief Information Officer of Texas Instruments Inc, a publicly traded company, from January 2000 to May 2014. In this role, Mr. Bonner managed the business and technology aspects of IT operations and was a member of the company’s Strategy Leadership Team.  Over a 33-year career at Texas Instruments Mr. Bonner held a broad range of executive positions in business line management, global marketing, sales and new product development. Mr. Bonner served as a member on the board of directors of Copper Mobile from June 2012 through October 2015 and is currently an advisory board member for Southern Methodist University’s Computer & Electrical Engineering Department. Mr. Bonner also served as an advisory board member for Gemini Israel Funds from June 2004 to May 2015. Mr. Bonner holds an MBA in Marketing and Finance from the Fuqua School of Business at Duke University, an MSEE and BSEE from the University of Michigan, and a B.A. in Physics from Kalamazoo College. He received the Minority & Women Business Development Award from Texas Instruments, the Transformational CIO Award from HMG Strategies and the Most Innovative User of Technology from Information Week Magazine. He has extensive experience in management, finance, operations and marketing.

About Daseke, Inc.

Daseke, Inc. is the largest flatbed and specialized transportation and logistics company in North America. Daseke offers comprehensive, best-in-class services to many of the world’s most respected industrial shippers through experienced people, a fleet of approximately 6,000 tractors and 13,000 flatbed and specialized trailers, and a million-plus square feet of industrial warehousing space. For more information, please visit www.daseke.com.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology. Projected financial information, including our guidance outlook, are forward-looking statements. Forward-looking statements may also include statements about the Company’s goals; the Company’s financial strategy, liquidity and capital required for its business strategy and plans; the Company’s competition and government regulations; general economic conditions; and the Company’s future operating results.

These forward-looking statements are based on information available as of the date of this release, and current expectations, forecasts and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that the Company anticipates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, readers are cautioned not to place undue reliance on the forward-looking statements.

Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic and business risks, driver shortages and increases in driver compensation or owner-operator contracted rates, loss of senior management or key operating personnel, our ability to identify and execute future acquisitions successfully, seasonality and the impact of weather and other catastrophic events, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, the failure of any restructuring actions and cost reduction initiatives that the Company undertakes to meet the expected results, the Company’s ability to generate sufficient cash to service all of the Company’s indebtedness, restrictions in its existing and future debt agreements, increases in interest rates, changes in existing laws or regulations, including environmental and worker health safety laws and regulations and those relating to tax rates or taxes in general, the impact of governmental regulations and other governmental actions related to the Company and its operations, litigation and governmental proceedings, and insurance and claims expenses. You should not place undue reliance on these forward-looking statements.  For additional information regarding known material factors that could cause our actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Daseke’s most recent annual report on Form 10-K, particularly the section titled “Risk Factors”.

Investor Relations:

Alpha IR Group

Joseph Caminiti or Chris Hodges

312-445-2870

DSKE@alpha-ir.com